UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

On February 1, 2019, The Dun & Bradstreet Corporation, a Delaware corporation (the “Company”), issued a press release announcing that Star Merger Sub, Inc. (“Merger Sub”), an affiliate of funds affiliated with CC Capital Partners LLC, Bilcar, LLC, Cannae Holdings, Inc. and Thomas H. Lee Partners, L.P. (collectively, the “Investor Group”), formed in connection with the previously announced proposed acquisition of the Company by the Investor Group pursuant to the Agreement and Plan of Merger, dated August 8, 2018 (the “Merger Agreement”), by and among the Company, Star Parent, L.P. and Merger Sub (the “Merger”), priced an offering of (i) $700 million in aggregate principal amount of its Senior Secured Notes due 2026 (the “Secured Notes”) and (ii) $750 million in aggregate principal amount of its Senior Notes due 2027 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Secured Notes will be issued at 100%, bear interest at 6.875% and mature on August 15, 2026. The Unsecured Notes will be issued at 100%, bear interest at 10.250% and mature on February 15, 2027. The first interest payment date for the Notes will be August 15, 2019. The offering is expected to close on or about February 8, 2019, subject to customary closing conditions.

Merger Sub intends to use the net proceeds from the Notes offerings, together with borrowings under new senior secured credit facilities and cash equity contributions, to (i) finance the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (ii) repay in full all outstanding indebtedness under the Company’s existing credit facilities, (iii) fund the redemption of all the Company’s existing senior notes and (iv) pay related fees, costs, premiums and expenses in connection with these transactions.

The Notes and the related guarantees are being offered to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes and related guarantees have not been and will not be registered under the Securities Act or any state or other jurisdiction’s securities laws. Accordingly, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and any applicable state or other jurisdiction’s securities laws.

A copy of the press release announcing the pricing of the Notes offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01 (including the related exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any of the registrant’s filings under the Securities Act or under the Exchange Act, unless the registrant expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements:

The excerpts attached to this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements include known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed transaction; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the

Company’s ability to maintain the integrity of its brand and reputation; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 9.01                                           Financial Statements and Exhibits.

(d)                   The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated February 1, 2019. (Furnished pursuant to Item 7.01.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Vice President, Associate General
Counsel and Chief Compliance Officer

DATE: February 1, 2019